UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2006

ELIZABETH ARDEN, INC.

(Exact name of registrant as specified in its charter)

Florida	1-6370	59-0914138

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 S.W. 145th Avenue, Miramar, Florida	33027

(Address of principal executive offices	(Zip Code)

Registrant's telephone number, including area code:	(954) 364-6900

________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Current Report on Form 8-K/A (the "Amended 8-K") is being filed to amend and replace the Current Report on Form 8-K previously filed on August 23, 2006 (the "Original 8-K") because the text of the Original 8-K was unreadable. No changes to the text of the Amended 8-K were made.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

          At the August 16, 2006 meeting of the Board of Directors (the "Board") of Elizabeth Arden, Inc. (the "Company") and based on the recommendation of the Compensation Committee of the Board (the "Compensation Committee"), the Board approved the following compensation that may be paid by the Company to its named executive officers (defined in Regulation S-K Item 402(a)(3) (the "Named Executives")) in their positions as of June 30, 2006:

Management Bonus Plan

          The Named Executives listed in the following table are eligible to earn a cash bonus payments (the "Bonus") under the Management Bonus Plan (the "Management Plan") upon the Company's achievement of performance goals set forth in the notes to the following table:

Named Executive	Position	Percentage of Base Salary Payable if all Quarterly Targets are Achieved(1)	Percentage of Base Salary Payable if Goal Level Annual Target is Achieved(2)	Additional Percentage of Base Salary Payable if Superior Level Annual Target is Achieved(3)

E. Scott Beattie	Chairman of the Board and Chief Executive Officer	51%	34%	42.5%
Paul West	President and Chief Operating Officer (4)	--	--	--
Stephen J. Smith	Executive Vice President and Chief Financial Officer	30%	20%	25%
Ronald Rolleston	Executive Vice President, Global Fragrance Marketing	30%	20%	25%
Jacobus A.J. Steffens	Executive Vice President, General Manager - International	30%	20%	25%

(1)

For the fiscal year ended June 30, 2007, the Named Executives, other than Mr. West, will be able to earn 15% of their par bonus potential (which is 85% of base salary for Mr. Beattie and 50% of base salary for all other Named Executives other than Mr. West) each fiscal quarter (for a total of 60% of their par bonus potential) if the Company achieves the applicable quarterly diluted earnings (loss) per share target.

(2)	The Goal Level Annual Target Bonus under the Management Plan is payable if the Company achieves its annual diluted earnings per share ("EPS") target for the fiscal year ended June 30, 2007.
(3)	The additional Superior Level Annual Target Bonus under the Management Plan is payable if the Company achieves the superior EPS target for the fiscal year ended June 30, 2007.
(4)

Effective on August 16, 2006, Mr. West was elected to the Board as Vice Chairman and is no longer the President and Chief Operating Officer of the Company. Mr. West, as an employee of the Company and Vice Chairman of the Board, will not be entitled to receive compensation as a director but will be paid a salary commensurate with his responsibilities to the Company and will receive stock incentive grants consistent with non-employee Directors and will be entitled to a bonus, as determined by the Company's Chief Executive Officer in consultation with the Compensation Committee.

Performance-Based Restricted Stock

          In recognition of corporate performance for the fiscal year ended June 30, 2006, the Company awarded shares of performance-based restricted common stock ("PBRS") as set forth in the table below to the Named Executives. The PBRS will vest in full on the second business day after the Company's financial results for the fiscal year ended June 30, 2009 are released to the public, but only if the Named Executive receiving the grant is employed by the Company at the time of vesting and the Company achieves a specified cumulative EPS target for the fiscal years ended June 30, 2007, June 30, 2008 and June 30, 2009 (the "PBRS Target"). If, however, the Company achieves cumulative EPS during that same three-year fiscal period that is $.30 per share less than the PBRS Target (the "PBRS Threshold"), 50% percent of the PBRS granted to a Named Executive will vest. For cumulative EPS results between the PBRS Threshold and the PBRS Target, the number of shares of PBRS that will vest will be determined based on interpolation.

Named Executive	Position	PBRS Awarded

E. Scott Beattie	Chairman of the Board and Chief Executive Officer	15,800
Paul West	President and Chief Operating Officer	--
Stephen J. Smith	Executive Vice President and Chief Financial Officer	5,600
Ronald Rolleston	Executive Vice President, Global Fragrance Marketing	4,700
Jacobus A.J. Steffens	Executive Vice President, General Manager - International	2,400

Service-Based Restricted Stock

        The Named Executives listed in the following table were granted shares of the Company's service-based restricted common stock ("SBRS") that vest over a three year period in equal thirds two business days after the Company's release of its financial results for its fiscal years ending June 30, 2007, June 30, 2008 and June 30, 2009, as applicable, if the Named Executive is still employed by the Company:

Named Executive	Position	SBRS Awarded

E. Scott Beattie	Chairman of the Board and Chief Executive Officer	15,800
Paul West	President and Chief Operating Officer	--
Stephen J. Smith	Executive Vice President and Chief Financial Officer	5,600
Ronald Rolleston	Executive Vice President, Global Fragrance Marketing	4,700
Jacobus A.J. Steffens	Executive Vice President, General Manager - International	2,400

3% Restricted Stock Grant Program

          The Board approved changing the 3% restricted common stock grant program made available to all of the Company's management bonus program participants based in the United States and Puerto Rico on an ongoing, annual basis so that the participants, including the Named Executives other than Mr. West, will receive a deferred cash award, rather than restricted common stock, once a year equal to 3% of their total cash compensation (base salary plus cash bonus) for the prior twelve-month period. The deferred cash award will become payable, one year from the date of award if the participants or the Named Executive, as the case may be, are still employed by the Company.

Stock Options

         In recognition of performance for the fiscal year ended June 30, 2006, the Board approved a grant of stock options on August 21, 2006 for shares of the Company's common stock, $.01 par value (the "Common Stock"), to the Named Executives listed in the table below. The stock options vest over a three-year period in equal thirds two business days after the Company's release of its financial results for its fiscal years ending June 30, 2007, June 30, 2008 and June 30, 2009, as applicable. The exercise price of the stock options is $15.00 per share, which represents the closing price of the Common Stock on the date of grant. The stock options will expire ten years from the date of grant.

Named Executive	Position	Options Awarded

E. Scott Beattie	Chairman of the Board and Chief Executive Officer	67,300
Paul West	President and Chief Operation Officer	--
Stephen J. Smith	Executive Vice President and Chief Financial Officer	24,000
Ronald Rolleston	Executive Vice President, Global Fragrance Marketing	20,000
Jacobus A.J. Steffens	Executive Vice President, General Manager - International	10,000

Director Compensation

          At the August 16, 2006 meeting of the Board, the Board approved the following changes to the non-employee director compensation plan based on the recommendations by Mercer Human Resource Consulting:

          Effective at the next annual meeting of shareholders set for November 15, 2006, non-employee directors (currently Messrs. Berens, Mauran, Tatham and Thomas and Ms. Clark) will be paid an annual retainer of $35,000 and a fee of $1,500 for each meeting of the Board attended or a committee of the Board attended on a date separate from a meeting of the Board meeting. In the event a committee meeting is on the same date as a meeting of the Board, the Board member will receive $1,000 for attending the committee meeting. A $10,000 annual retainer is also paid to the audit committee chairperson, a $5,000 annual retainer is paid to the compensation committee chairperson and a $3,500 annual retainer is paid to the nominating and corporate governance chairperson. In addition to the cash compensation, non-employee directors will receive a grant of stock options for 6,000 shares of Common Stock under the Company's Non-Employee Director Stock Option Plan upon re-election to the Board at each annual meeting of shareholders of the Company. The options are exercisable three years after the date of grant, and the exercise price for each option will be equal to the closing price of the Common Stock on the date of grant. In addition, members of the Board are reimbursed for all expenses incurred in connection with their activities as directors.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELIZABETH ARDEN, INC.

Date: August 22, 2006	By: /s/ Stephen J. Smith

Stephen J. Smith Executive Vice President and Chief Financial Officer